SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2002

CALIFORNIA INDEPENDENT BANCORP
(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	0-26552 (Commission File Number)	68-0349947 (IRS Employer Identification No.)

1227 Bridge St., Suite C Yuba City, CA (Address of Principal Executive Offices)	95991 (Zip Code)

Registrant's telephone number, including area code: (530) 674-6025

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 9 Regulation FD Disclosure

                On November 20, 2002, California Independent Bancorp (“CIB”) issued a press release announcing that its Board of Directors adopted a Shareholder Rights Plan.  A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA INDEPENDENT BANCORP

Date: November 20, 2002	By:	/s/ KEVIN R. WATSON
	Name:	Kevin R. Watson
	Title:	Chief Financial Officer/Corporate Secretary (Principal Financial and Accounting Officer)